UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2005
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                            BARNWELL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                       1-5103                   72-0496921
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(State or other jurisdiction         (Commission             (IRS Employer
  of incorporation)                  File Number)           Identification No.)

1100 Alakea Street, Suite 2900, Honolulu, Hawaii               96813
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      (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code: (808) 531-8400
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 8.01.      Other Events.

         Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on July 18, 2005 that is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release, dated July 18, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARNWELL INDUSTRIES, INC.



Date:  July 18, 2005                /s/ Russell M. Gifford
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                                    Russell M. Gifford
                                    Executive Vice President and
                                    Chief Financial Officer